First BanCorp Investor Presentation November 2015 Exhibit 99.1

This presentation may contain “forward-looking statements” concerning the Corporation’s future economic performance. The words or phrases “expect,” “anticipate,” “look forward,” “should,” “believes” and similar statements of a future or forward-looking nature that reflect our current views with respect to future events and financial performance are meant to identify “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are subject to the safe harbor created by such sections. The Corporation wishes to caution readers not to place undue reliance on any such “forward-looking statements,” which speak only as of the date made, and to advise readers that various factors, including, but not limited to, the following could cause actual results to differ materially from those expressed in, or implied by such forward-looking statements: uncertainty about whether the Corporation will be able to continue to fully comply with the written agreement dated June 3, 2010 that the Corporation entered into with the Federal Reserve Bank of New York (the “New York Fed”) that, among other things, requires the Corporation to serve as a source of strength to FirstBank and that, except with the consent generally of the New York Fed and the Board of Governors of the Federal Reserve System (the “Federal Reserve Board”), prohibits the Corporation from paying dividends to stockholders or receiving dividends from FirstBank, making payments on trust preferred securities or subordinated debt and incurring, increasing or guaranteeing debt or repurchasing any capital securities; uncertainty as to the availability of certain funding sources, such as brokered CDs; the Corporation’s reliance on brokered CDs to fund operations and provide liquidity; the risk of not being able to fulfill the Corporation’s cash obligations or resume paying dividends to the Corporation’s stockholders in the future due to the Corporation’s need to receive approval from the New York Fed and the Federal Reserve Board to receive dividends from FirstBank or FirstBank’s failure to generate sufficient cash flow to make a dividend payment to the Corporation; the strength or weakness of the real estate markets and of the consumer and commercial sectors and their impact on the credit quality of the Corporation’s loans and other assets, which has contributed and may continue to contribute to, among other things, high levels of non-performing assets, charge-offs and provisions for loan and lease losses and may subject the Corporation to further risk from loan defaults and foreclosures; the ability of FirstBank to realize the benefits of its deferred tax assets subject to the remaining valuation allowance; additional adverse changes in general economic conditions in Puerto Rico, the U.S., and the U.S. Virgin Islands and British Virgin Islands, including the interest rate environment, market liquidity, housing absorption rates, real estate prices, and disruptions in the U.S. capital markets, which has reduced interest margins and affected funding sources, and has affected demand for all of the Corporation’s products and services and reduced the Corporation’s revenues and earnings, and the value of the Corporation’s assets; a credit default by the Puerto Rico government or any of its public corporations or other instrumentalities, and recent and any future downgrades of the long-term and short-term debt ratings of the Puerto Rico government, which could exacerbate Puerto Rico’s adverse economic conditions; an adverse change in the Corporation’s ability to attract new clients and retain existing ones; a decrease in demand for the Corporation’s products and services and lower revenues and earnings because of the continued recession in Puerto Rico, the current fiscal problems of the Puerto Rico government and recent credit downgrades of the Puerto Rico government’s debt; the risk that any portion of the unrealized losses in the Corporation’s investment portfolio is determined to be other-than-temporary, including additional impairments on the Puerto Rico government’s obligations; uncertainty about regulatory and legislative changes for financial services companies in Puerto Rico, the U.S., the U.S. Virgin Islands and British Virgin Islands, which could affect the Corporation’s financial condition or performance and could cause the Corporation’s actual results for future periods to differ materially from prior results and anticipated or projected results; changes in the fiscal and monetary policies and regulations of the U.S. federal government and the Puerto Rico and other governments, including those determined by the Federal Reserve Board, the New York Fed, the FDIC, government-sponsored housing agencies, and regulators in Puerto Rico and the U.S. and British Virgin Islands; the risk of possible failure or circumvention of controls and procedures and the risk that the Corporation’s risk management policies may not be adequate; the risk that the FDIC may increase the deposit insurance premium and/or require special assessments to replenish its insurance fund, causing an additional increase in the Corporation’s non-interest expenses; the impact on the Corporation’s results of operations and financial condition of acquisitions and dispositions, including the recent acquisition of loans and branches of Doral Bank as well as the assumption of deposits at the branches; a need to recognize impairments on financial instruments, goodwill, or other intangible assets relating to acquisitions; the risk that downgrades in the credit ratings of the Corporation’s long-term senior debt will adversely affect the Corporation’s ability to access necessary external funds; the impact of the Dodd-Frank Wall Street Reform and Consumer Protection Act on the Corporation’s businesses, business practices, and cost of operations; and general competitive factors and industry consolidation. The Corporation does not undertake, and specifically disclaims any obligation, to update any “forward-looking statements” to reflect occurrences or unanticipated events or circumstances after the date of such statements except as required by the federal securities laws. Forward-Looking Statements

Investment Thesis A turn-around story underscored by steady improvement and organic market share gains in the core franchise, operating within a challenging macro environment. Strong, tenured leadership team with a commitment to increasing shareholder value, while fulfilling our vision to be the most highly regarded financial institution in the markets we serve. Improving operating results, together with ongoing efforts to improve efficiencies and further build-out our core franchise, are our priorities. Improving our risk profile and maintaining a strong capital position remain central to our operating philosophy. Opportunities for additional branch consolidation and market share expansion. Share price continues to trail capital formation and profitability as TBV ended 3Q15 at $7.50/share. The Value of First BanCorp

Franchise Overview Founded in 1948 Headquartered in San Juan, Puerto Rico with operations in PR, Eastern Caribbean (Virgin Islands) and Florida ~2,700 FTE employees(1) 2nd largest financial holding company in Puerto Rico with attractive business mix and substantial loan market share Florida presence with focus on serving southeast Florida region The largest depository institution in the US Virgin Islands with approximately 40% deposit market share 164 ATM machines and largest ATM network in the Eastern Caribbean Region(2) A well diversified operation with over 650,000 retail & commercial customers As of September 30, 2015. 1) FTE = Full Time Equivalent. 2) Eastern Caribbean Region or ECR includes United States and British Virgin Islands. Well-diversified with significant competitive strengths Eastern Caribbean Region 7% of Assets Southeast Florida 12% of Assets

June 2010: Written Agreement with the FED and Consent Order with FDIC July 2010: The U.S. Treasury exchanged TARP for convertible preferred August 2010: Exchange of 89% Perpetual Preferred Stock for Common Feb 2011: Sale of non-performing loans with book value of $269 million Feb-April 2011: Sale of $330 million of MBS and $518 million of performing residential mortgages March 2013: Sale of NPLs with book value of $218 million & entered separate agreements for sale of NPLs with a book value of $99 million 2010 2011 2015 October 2011: Conversion of the shares held by the U.S. Treasury into 32.9 million shares of common stock May 2012: Acquisition of a $406 million portfolio of FirstBank-branded credit cards from FIA June 2013: Write-off of $66.6 million collateral pledged to Lehman, sale of NPLs with book value of $203.8 million and $19.2 million of OREO October 2011: Private placement of $525 million in common stock. Lead investors included Thomas H. Lee & Oaktree  2012 August 2013: Completed secondary offering reducing ownership interest of U S Treasury and PE Investors 2013 Sept 2014: UST announced on Sept 9th its first predefined written trading plan, in which it will be selling it’s position in FBP. ($ in millions) 2014 Dec 2014: Partial recapture of DTA Valuation Allowance of $303 million. TBV $7.45/share. UST sold 4.4 mm shares. Ownership at 7.7%. Feb 2015: Acquired 10 branches, over $500 million in deposits and $325 million of residential mortgage loans from FDIC as receiver for Doral. April 2015: FDIC lifted Consent Order. During 1Q UST sold 5.0 mm shares. Ownership at 4.8%. May 2015: Sold $150 million of classified assets. June 2015: Released DFAST results in severely adverse scenario FBP exceeds well-capitalized threshold Franchise Overview Our turnaround story De-Risking of Balance Sheet Capital Enhanced Franchise Value

Franchise Overview Well positioned Puerto Rico institution in a consolidating market Source: PR Market Share Report prepared with data provided by the Commissioner of Financial Institutions of Puerto Rico as of 6/30/15. 1) Puerto Rico only. 2) Calculated as institution bank branches within a mile of an FBP branch as a percentage of total institution branches. Alphabetical order. Puerto Rico Total Assets (1) Puerto Rico Total Loans (1) Puerto Rico Deposits, Net of Brokered (1) Strong and uniquely positioned franchise in densely populated regions of core operating footprint Strong market share in loan portfolios facilitates customer relationship expansion and cross-sell to increase deposit share Long-term opportunity for additional consolidation Branch overlap of greater than 44% with five Puerto Rico institutions(2) (5) 1-mile branch overlap(2) 72 100% 48 52 44 Puerto Rico Total Assets (2Q-2015) Puerto Rico Total Loans (2Q-2015) Puerto Rico Deposits, Net of Brokered (2Q-2015) Institutions Portfolio Balance Market Share Institutions Portfolio Balance Market Share Institutions Portfolio Balance Market Share 1 Banco Popular $27,974 0.47391779987752747 1 Banco Popular $19,049.168999999998 0.43925978403333599 1 Banco Popular $20,609 0.50950937478460379 2 FirstBank 9,604.4179999999997 0.1627119699601102 2 FirstBank 7,361.4617996699999 0.16974987834339111 2 FirstBank 4,578.9750000000004 0.11320445870271878 3 Oriental Bank 6,916.8440000000001 0.11718079254222051 3 Oriental Bank 4,780.4769999999999 0.1102342729279335 3 Banco Santander 4,315.7789999999995 0.10669755252552392 4 Scotiabank 5,703.1690000000008 9.7% 4 Banco Santander 4,486.2400000000007 0.10344938477482737 4 Oriental Bank 4,151.415 0.10263403664037198 5 Banco Santander 5,438.8 9.2% 5 Scotiabank 4,202.58 9.7% 5 Scotiabank 3,555.3320000000003 8.8% 6 Citibank 2,711.94 4.6% 6 Other 2,826.3710000000001 6.5% 6 Citibank 2,697.6280000000002 6.7% 7 Banco Cooperativo 591.15599999999995 1.1% 7 Citibank 506.05899999999997 1.2% 7 Banco Cooperativo 498.48200000000003 1.2% 8 Banesco 86.787000000000006 .1% 8 Banco Cooperativo 154.68600000000001 .4% 8 Banesco 42.104999999999997 .1% Total $59,027.114000000001 100.0% Total $43,366.521799669994 1.0000000000000002 Total $40,448.716 100.0% Puerto Rico Total Assets (2Q-2015) Puerto Rico Total Loans (2Q-2015) Puerto Rico Deposits, Net of Brokered (2Q-2015) Institutions Portfolio Balance Market Share Institutions Portfolio Balance Market Share Institutions Portfolio Balance Market Share 1 Banco Popular $27,974 0.47391779987752747 1 Banco Popular $19,049.168999999998 0.43925978403333599 1 Banco Popular $20,609 0.50950937478460379 2 FirstBank 9,604.4179999999997 0.1627119699601102 2 FirstBank 7,361.4617996699999 0.16974987834339111 2 FirstBank 4,578.9750000000004 0.11320445870271878 3 Oriental Bank 6,916.8440000000001 0.11718079254222051 3 Oriental Bank 4,780.4769999999999 0.1102342729279335 3 Banco Santander 4,315.7789999999995 0.10669755252552392 4 Scotiabank 5,703.1690000000008 9.7% 4 Banco Santander 4,486.2400000000007 0.10344938477482737 4 Oriental Bank 4,151.415 0.10263403664037198 5 Banco Santander 5,438.8 9.2% 5 Scotiabank 4,202.58 9.7% 5 Scotiabank 3,555.3320000000003 8.8% 6 Citibank 2,711.94 4.6% 6 Other 2,826.3710000000001 6.5% 6 Citibank 2,697.6280000000002 6.7% 7 Banco Cooperativo 591.15599999999995 1.1% 7 Citibank 506.05899999999997 1.2% 7 Banco Cooperativo 498.48200000000003 1.2% 8 Banesco 86.787000000000006 .1% 8 Banco Cooperativo 154.68600000000001 .4% 8 Banesco 42.104999999999997 .1% Total $59,027.114000000001 100.0% Total $43,366.521799669994 1.0000000000000002 Total $40,448.716 100.0%

Diversified business model across all regions Franchise Overview Consumer Banking Mortgage Banking Commercial Lending Focus on small to middle market commercial and corporate borrowers across FBP’s footprint. Complimented by full suite of deposit and business products. Balanced risk/return profile to manage concentration risk/earnings. Growth opportunities centered in south Florida region and expanding lending teams. Building stronger transaction banking services to target market share opportunities. Emphasis on cross-sell and core deposit gathering with recent launch of new products and services. Average origination(1) volume over past 4 quarters of $436 million. Originate, sale & servicing model. Production channels centered on expanding branch network vs. correspondents/brokers. Target majority conforming originations. Fannie, Freddie and FHA Servicer. Recently purchased residential mortgage portfolio of $325 million from FDIC as receiver for Doral Bank. Average origination(1) volume over the past 4 quarters of $171 million. Attractive branch network across densely populated regions in Puerto Rico, south Florida and the V.I. Recently expanded Puerto Rico footprint through Doral acquisition. Full suite of leading edge deposit products. Increased emphasis on transaction banking, mobile and remote channels. Well-diversified, high-yielding consumer portfolio: auto; personal loans; and credit card portfolio. Earnings growth focused on ongoing market share gains and product penetration via cross-selling activities —notably tied to mortgage, credit cards, personal loans and auto finance. Average origination(1) volume over past 4 quarters of $231 million. Strong Governance, Risk Management and Compliance Culture 1) Originations include purchases, refinancings, and draws from existing revolving and non-revolving commitments.

Executing for Earnings Growth Puerto Rico Market Share Puerto Rico Opportunities for ongoing market share gains Largest opportunity on deposit products, electronic banking & transaction services Growth in selected loan products for balanced risk/return to manage risk concentration and diversify income sources FirstBank-branded credit card portfolio continues to broaden and deepen relationships, while diversifying revenue stream SE Florida Expansion prospects in Florida given long-term demographic trends Continue focus in core deposit growth, commercial and transaction banking and conforming residential mortgages Lending teams generating growth in loan portfolio. Origination volume YTD 3Q 2015 increased $31 million, or 11%, compared to YTD 3Q 2014. Virgin Islands Solidify leadership position by further increasing customer share of wallet 2 2Q 2015 2 2 2 3 2 2 2 2 2 2 2 2 5 4 Goal: 20%

Non-Performing Assets ($ millions) Commercial NPLs are being carried at 60% of unpaid principal balance, net of specific reserves. New non-performing loan inflows amounted to $50.8 million in 3Q 2015 compared to inflows of $44.9 million in 2Q 2015. Total NPAs declined by $27 million compared to 2Q 2015. NPAs decreased over $1.1 billion or 66% from the peak in 2010 to $617 million or 4.8% of assets. Proactively Managing Asset Quality NPA Composition Loan Portfolio Book Value Accumulated NCOs Reserves NCA(1) C&I $141.9 $33.4 $16.3 71.6% Const. 63.8 89.6 2.1 40.2% CRE 69.2 21.8 5.4 70.1% Total $274.8 $144.8 $23.9 59.8% Commercial NPLs (Includes HFS) 1) Net Carrying Amount = % of carrying value net of reserves and accumulated charge-offs. Residential Consumer Construction Commercial Loans HFS REO & Repo $744 $717 $754 $644 - 66% $1,790 $617 $754 $644 $617

($ in millions) Puerto Rico Government Exposure Total outstanding exposure to the Puerto Rico Government was $402 million with a book value of $371 million as of September 30, 2015, down from $378 million as of June 30, 2015. Investment portfolio outstanding principal of $65.6 million, being carried on books at $34.1 million. Loan exposure is diversified among all sectors with the largest public company exposure to PREPA on nonaccrual status. PREPA UPB of $75.0 million. Largest government exposure to municipalities supported by assigned tax revenues. In addition, there is $130 million of indirect exposure to the Tourism Development Fund supporting hotel projects. Any inability of the TDF to honor its payment guaranty, for which it has been making payments since 2012, may result in an adverse impact to asset quality metrics. Government tax revenues generated on these projects continue to substantially exceed payments made by the TDF. Total Government Deposits as of September 30, 2015 were $524.5 million.

Loan Originations(1) ($ millions) Loan Portfolio ($ millions) 1) Including refinancing and total draws from existing revolving and non-revolving commitments. Business Model Driven by Strong Origination Capabilities $9,396 $9,339 $9,567 $891 $777 Residential Mortgage Consumer & Finance Leases Construction Commercial Loans HFS Growth in commercial portfolio supported by Florida and the Eastern Caribbean, contributing approximately $100 million in commercial origination volume in 3Q 2015. Increased distribution channels are supporting our origination volume. The commercial new business pipelines for Puerto Rico remains stable while Florida is improving. Despite a challenging market environment, we continue to achieve results through our regional diversification: $9,298 $866 $9,337 $854 $917 Loan Portfolio ($ millions) $9,396 $9,339 $9,567 $9,298 $9,337 Performing Loans Non Performing Loans

3Q 2015 Consumer Loan Composition 3Q 2015 Commercial Loan Composition Our well-diversified business model within commercial, consumer and residential across three unique regions allows us to be agile when responding to growth opportunities. Commercial represents 44%, residential represents 36% and consumer represents 20% of the total loan portfolio. 22% of Residential portfolio is located outside of Puerto Rico. Diversified sources of revenue: Well Balanced Loan Portfolio Mix 3Q 2015 Residential Loans by Geography

Total Deposit Composition (%) Core Deposits(1) ($ millions) 1) Core deposits are total deposits excluding brokered CDs. $5,108 $6,176 $6,490 $6,738 YTD 2015 core deposits, net of government, increased $509 million. Focus on deposit pricing has improved cost of deposits, net of brokered, which declined to 0.62% YTD September 2015. Continue to reduce reliance on brokered deposits which declined $619 million YTD 2015. Successful core deposit growth Retail Commercial CDs & IRAs Public Funds $7,449 $5,800 $6,597 2009 3Q 2015 Cost of Deposits Favorable Funding Mix

Stable Core Performance in Challenging Environment Pre-tax pre-provision income of $50.5 million1 average 4 quarters of $51 million. Replacement of NPLs with performing loans should reduce provisioning needs. Future earnings potential with a reduction in costs associated with managing NPLs and OREO. Opportunities for income improvement with focused efforts on non-interest expense reduction as exhibited in 3Q 15. Potential for additional loan growth opportunities outside of the Puerto Rico market. Strong pre-tax pre-provision income with opportunities for improved efficiencies 1) See pre-tax pre-provision income reconciliation on page 28. Income Statement ($ in millions except per share data) 3Q 2014 4Q 2014 1Q 2015 2Q 2015 3Q 2015 GAAP Net Interest Income 127.7 $ 129.2 $ 125.6 $ 126.5 $ 124.9 $ Provision for loan and lease losses 27.0 23.9 33.0 27.4 31.2 Provision related to bulk sale - - - 46.9 - Non-interest income 16.2 17.9 19.3 20.1 18.8 Non-recurring non-interest income - - 13.4 (13.5) - Non-interest expense 92.9 93.7 88.8 99.1 93.3 Non-recurring non-interest expense 0.7 - 2.9 3.8 - Pre-tax net income (loss) 23.3 29.5 33.7 (43.9) 19.2 Income tax (expense) benefit 0.1 301.3 (8.0) 9.8 (4.5) Net income (loss) 23.2 $ 330.8 $ 25.6 $ (34.1) $ 14.7 $ Adjusted Pre-tax pre-provision earnings 50.8 $ 50.7 $ 55.4 $ 47.7 $ 50.5 $ Net Interest Margin, (GAAP) (%) 4.14% 4.18% 4.18% 4.18% 4.19% Net income (loss) per common share-basic 0.11 $ 1.57 $ 0.12 $ (0.16) $ 0.07 $ Tangible book value per common share 5.81 $ 7.45 $ 7.55 $ 7.35 $ 7.50 $

Earnings Continue to Drive Capital Formation Capital Ratios (%) Total stockholders’ equity amounted to $1.7 billion as of September 30, 2015, an increase of $32.7 million from June 30, 2015, mainly driven by net income of $14.8 million and an increase of $16.7 million in other comprehensive income due to the fair value of U.S. agency MBS and U.S. agency debt obligations. DFAST results were disclosed in 2Q 2015 and even in the severely adverse scenario, all capital ratios exceed well-capitalized thresholds throughout the nine-quarter time horizon. Capital Ratios (%)

Stronger Franchise: Proven Success Implementing Strategic Plan Our franchise has never been stronger and is poised to increase shareholder value navigating through fiscal and economic challenges. Strong, tenured leadership team with exceptional track record of executing strategic plan during challenging economic cycle. Executive officers are well-vested with over 30% of base salary in the form of stock compensation. Priorities remain improving operating results, together with ongoing efforts to become more efficient and further build-out our core franchise. Improving our risk profile and maintaining a strong capital position remain central to our operating philosophy. Share price continues to trail capital formation and profitability as TBV ended 3Q15 at $7.50/share. The Value of First BanCorp

Exhibits

Exhibits Page Stock Profile…………………………………………………………………………………………………………….19 3Q Earnings Presentation…………………………………………………………………………………………20 Quarterly NPL Migration Trends………….........................................……………………………………..26 Non-GAAP Reconciliations……………………………………………………………………………………….27

Stock Profile Trading Symbol: FBP Exchange: NYSE Share Price (11/9/15): $4.48 Shares Outstanding (as of October 31, 2015): 215,011,486 Market Capitalization (11/9/15): $963 million 1 Yr. Average Daily Volume: 926,235 Price (11/9/15) to Tangible Book (9/30/15): 0.60x Includes the U.S. Treasury warrant that entitles it to purchase up to 1,285,899 shares of Common Stock at an exercise price of $3.29 per share, as adjusted as a result of the issuance of shares of Common Stock in the Corporation’s $525m private placement of Common Stock completed in October 2011. The exercise price and the number of shares issuable upon exercise of the warrant are subject to further adjustments under certain circumstances to prevent dilution. The warrant has a 10-year term from its issue date and is exercisable in whole or in part at any time. Information as of the 4/15/15 Proxy filing. Excludes shares owned by directors of above named beneficial owners. Beneficial Owner Amount Percent of Class Entities affiliated with Thomas H. Lee Partners, L.P. 41,854,770 19.5% Entities managed by Oaktree Capital Management, L.P. 41,854,769 19.5% United States Department of the Treasury (1) 11,577,452 5.4% All current directors, Executive Officers and the Chief Accounting Officer as a group (18 persons as a group) (2) 3,445,935 1.6%

Results of Operations: Third Quarter Financial Highlights ($ in thousands, except per share data) Select Financial Information

Key Highlights Net Interest Income ($ millions) Net interest income decreased $1.6 million in 3Q 2015. This decrease was mainly due to: A $0.8 million decrease in interest income on commercial and construction loans; A $0.5 million decline in interest income on consumer loans (primarily auto) driven by lower volumes; A $0.3 million decrease in interest income on securities due to lower volume; and A $0.3 million decrease in interest income on residential mortgage loans. This decrease was partially offset by: A $0.3 million decrease in interest expense primarily driven by the full quarter impact of interest income earned on a reverse repurchase agreement entered into in mid-April 2015. GAAP NIM increased 1 basis point to 4.19%. Results of Operations: Net Interest Income

Key Highlights Non-Interest Income* ($ millions) * Non interest income excludes equity losses of unconsolidated entities, OTTI, HFS bulk sale impact and bargain purchase gain. Excluding the $12.9 million OTTI charge on Puerto Rico Government debt securities and the $0.6 million pre-tax loss on a commercial loan HFS and sold in the bulk sale in 2Q 2015, adjusted non-interest income decreased $1.3 million, due to: A $0.5 million decrease in revenues on mortgage banking; A $0.3 million decrease in insurance commissions; and A $0.3 million decline due to a gain on the exchange of trust preferred securities in 2Q 2015. $16.2 $17.9 $19.3 Results of Operations: Non-Interest Income $20.1 $18.8

Results of Operations: Operating Expenses Non-interest expenses decreased by $9.5 million in 3Q 2015 to $93.3 million. 2Q 2015 expenses included: $2.6 million acquisition and conversion costs related to the Doral transaction; and $1.2 million of expenses and losses directly associated with the bulk sale transaction. Excluding these items, non-interest expense declined $5.8 million due to: A $1.8 million decrease in credit related expenses due to lower legal, appraisal and OREO operating expenses; A $0.6 million decrease in adjusted employees’ compensation and benefit expenses mainly due to a decrease in payroll taxes and incentive compensation; $1.3 million in consulting and legal fees during 2Q for special projects as well as strategic, stress testing, and capital planning; and $1.6 million of excess interim servicing costs in 2Q 2015 on Doral accounts over internal processing costs This reduction was partially offset by higher business promotion expenses and credit & debit card processing related to post-conversion costs on accounts acquired from Doral. ($ in millions) 3Q 2015 2Q 2015 % Change Credit related expenses 6.6 $ 8.4 $ -21% Compensation & benefits 37.3 37.8 -1% Occupancy & equipment 15.2 15.1 1% Credit & debit card processing expenses 4.3 3.9 9% Taxes other than income 3.1 3.1 -2% Deposit insurance prem & supervisory 6.6 6.8 -3% Other professional fees 3.9 6.0 -35% Excess interim servicing costs - Doral - 1.6 Business promotion 4.1 3.7 12% All other expenses 12.2 12.7 -4% Non-GAAP operating expenses 93.3 $ 99.1 $ -6% Doral acquisition & conversion - 2.6 Bulk sale of assets & related loss on OREO - 1.2 Total operating expenses, as reported 93.3 $ 102.8 $ -9%

Key Highlights Net Charge-Offs ($ millions) Total net charge-offs for 3Q 2015 were $24 million, or 1.02% of average loans, compared to $79 million in 2Q 2015. Excluding the impact of charge-offs related to the bulk sale ($61.4 million), total net charge-offs were $6.4 million higher in 3Q 2015. Allowance coverage ratio of 2.46% as of September 30, 2015 compared to 2.40% as of June 30, 2015. The ratio of the allowance to NPLs held for investment was 48.44% as of September 30, 2015 compared to 47.79% as of June 30, 2015. $43 $27 $29 Commercial NPLs (Includes HFS) *Net Carrying Amount = % of unpaid principal balance net of reserves and accumulated charge-offs. Results of Operations: Net Charge-offs $79 $24

Results of Operations: Key Margin Drivers Q3 vs. Q2 Change in Average Interest Earning Assets & Interest Bearing Liabilities * On a tax equivalent basis and excluding valuations

NPLs Held for Investment - Migration

Use of Non-GAAP Financial Measures Basis of Presentation Use of Non-GAAP Financial Measures This presentation may contain non-GAAP financial measures. Non-GAAP financial measures are set forth when management believes they will be helpful to an understanding of the Corporation’s results of operations or financial position. Where non-GAAP financial measures are used, the comparable GAAP financial measure, as well as the reconciliation to the comparable GAAP financial measure, can be found in the text or in the attached tables to the earnings release. Tangible Common Equity Ratio and Tangible Book Value per Common Share The tangible common equity ratio and tangible book value per common share are non-GAAP financial measures generally used by the financial community to evaluate capital adequacy. Tangible common equity is total equity less preferred equity, goodwill, core deposit intangibles, and other intangibles, such as the purchased credit card relationship intangible. Tangible assets are total assets less goodwill, core deposit intangibles, and other intangibles, such as the purchased credit card relationship intangible. Management and many stock analysts use the tangible common equity ratio and tangible book value per common share in conjunction with more traditional bank capital ratios to compare the capital adequacy of banking organizations with significant amounts of goodwill or other intangible assets, typically stemming from the use of the purchase method of accounting for mergers and acquisitions. Neither tangible common equity nor tangible assets, or the related measures should be considered in isolation or as a substitute for stockholders’ equity, total assets, or any other measure calculated in accordance with GAAP. Moreover, the manner in which the Corporation calculates its tangible common equity, tangible assets, and any other related measures may differ from that of other companies reporting measures with similar names.

Use of Non-GAAP Financial Measures Basis of Presentation Use of Non-GAAP Financial Measures This presentation may contain non-GAAP financial measures. Non-GAAP financial measures are set forth when management believes they will be helpful to an understanding of the Corporation’s results of operations or financial position. Where non-GAAP financial measures are used, the comparable GAAP financial measure, as well as the reconciliation to the comparable GAAP financial measure, can be found in the text or in the attached tables to the earnings release. Adjusted Pre-Tax, Pre-Provision Income Adjusted pre-tax, pre-provision income is a non-GAAP performance metric that management believes is useful in analyzing underlying performance trends, particularly in times of economic stress. Adjusted pre-tax, pre-provision income, as defined by management, represents net income (loss) excluding income tax expense (benefit), the provision for loan and lease losses, gains on sale and OTTI of investment securities, fair value adjustments on derivatives, equity in earnings or loss of unconsolidated entity up until the second quarter of 2014 when the value of the investment became zero as well as certain items identified as unusual, non-recurring or non-operating.   In addition, from time to time, adjusted pre-tax, pre-provision income will reflect the omission of revenue or expense items that management judges to be outside of ordinary banking activities or of items that, while they may be associated with ordinary banking activities, are so unusually large that management believes that a complete analysis of the Corporation’s performance requires consideration also of adjusted pre-tax, pre-provision income that excludes such amounts.